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                                                                   EXHIBIT 10.13

                               SECOND ADDENDUM TO

                         AGREEMENT TO CONTRIBUTE CAPITAL

                             AND ESCROW INSTRUCTIONS

            THIS SECOND ADDENDUM TO AGREEMENT TO CONTRIBUTE CAPITAL AND ESCROW INSTRUCTIONS (the "Second Addendum") is executed as of October 31, 1997 by and between Westwood Center, a California limited partnership (the "Partnership") and Arden Realty Limited Partnership, a Maryland limited partnership ("Contributor"), with reference to the following facts:

            A. Prior to the execution of this Second Addendum, the Partnership and Contributor negotiated a form of an Agreement to Contribute Capital and Escrow Instructions (the "Agreement to Contribute"). The Agreement to Contribute states that it is "made and entered into this 26th day of September, 1997." Notwithstanding the date set forth in the Agreement to Contribute, it was not executed and delivered by the Partnership until October 31, 1997.

            B. The parties have also executed an Addendum to Agreement to Contribute Capital and Escrow Instructions (the "First Addendum"), which states that it is "executed as of September 26, 1997."

            C. The parties desire to amend the Agreement to Contribute to clarify the dates that are the date of the Agreement, the Effective Date, the last day of the Approval Period and the date on which escrow shall close.

            NOW, THEREFORE, with reference to the foregoing recitals and in reliance thereon and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually agreed by the Partnership and Contributor as follows:

            1. Date of the Agreement to Contribute. The introductory sentence at the beginning of the Agreement to Contribute is amended to change the date to October 31, 1997. All references in the Agreement to Contribute to "the date hereof" shall mean October 31, 1997.

            2. Date of the First Addendum. The introductory sentence at the beginning the First Addendum is amended to change the date to October 31, 1997.

            3. Effective Date. The parties agree that the full and complete execution and delivery of the Agreement to

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Contribute occurred on October 31, 1997, and that the Effective Date (as defined in Section 3(a)) is October 31, 1997.

            4. Approval Period. The first sentence of Section 5(b) of the Agreement to Contribute is amended to read as follows:

      "Contributor shall have from the date hereof until 5:00 P.M. on December 29, 1997 (the "Approval Period") in which to approve or disapprove all matters and things that are subject to Contributor's rights of review, inspection and approval hereunder."

            5. Closing of Escrow. The first sentence of Section 3(b) of the Agreement to Contribute is amended to read as follows:

      "Escrow shall close not later than January 13, 1997, but no more than ten
      (10) business days following the expiration of the Approval Period, provided the Contributor's Conditions Precedent to Closing as set forth in Paragraph 8 hereof have been satisfied and the Partnership's conditions to Closing set forth in Paragraph 9 have been satisfied."

            6. The Agreement to Contribute, as supplemented and amended by the First Addendum and this Second Addendum, shall remain in full force and effect in accordance with its terms.

            7. This Second Addendum may be executed in any number of counterparts, each of which so executed shall be deemed an original; such counterparts shall together constitute but one agreement.


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            IN WITNESS WHEREOF, the parties hereto have executed this Second
Addendum as of the day and year first hereinabove written.

      PARTNERSHIP:                  WESTWOOD CENTER
                                    a California limited partnership



                                    By: /s/ A. S. Glikbarg
                                        ----------------------------------------
                                        Name:  A.S. Glikbarg, Trustee of
                                                 the A.S. Glikbarg Family Trust
                                        Title: General Partner



                                    By:
                                        ----------------------------------------
                                        Name:  Ed N. Harrison, Trustee of
                                                 the Ed N. Harrison Separate
                                                 Property Trust
                                        Title: General Partner

      CONTRIBUTOR:                  ARDEN REALTY LIMITED PARTNERSHIP,
                                    a Maryland limited partnership

                                    By:   Arden Realty, Inc.,
                                            a Maryland corporation,
                                            Its General Partner



                                          By: /s/ Richard S. Ziman
                                              ----------------------------------
                                              Name:  Richard S. Ziman
                                              Title: Chairman/CEO

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            IN WITNESS WHEREOF, the parties hereto have executed this Second
Addendum as of the day and year first hereinabove written.

      PARTNERSHIP:                  WESTWOOD CENTER
                                    a California limited partnership



                                    By:
                                        ----------------------------------------
                                        Name:  A.S. Glikbarg, Trustee of
                                                 the A.S. Glikbarg Family Trust
                                        Title: General Partner



                                    By: /s/ Ed N. Harrison
                                        ----------------------------------------
                                        Name:  Ed N. Harrison, Trustee of
                                                 the Ed N. Harrison Separate
                                                 Property Trust
                                        Title: General Partner

      CONTRIBUTOR:                  ARDEN REALTY LIMITED PARTNERSHIP,
                                    a Maryland limited partnership

                                    By:   Arden Realty, Inc.,
                                            a Maryland corporation,
                                            Its General Partner



                                          By: /s/ Richard S. Ziman
                                              ----------------------------------
                                              Name:  Richard S. Ziman
                                              Title: Chairman/CEO

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